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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
              -----------------------------------------------------
                                October 30, 2006


                   Aegis Asset Backed Securities Trust 2006-1
              -----------------------------------------------------
                                (Issuing Entity)

                    Aegis Asset Backed Securities Corporation
              -----------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                           Aegis Mortgage Corporation
              -----------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                    Aegis Asset Backed Securities Corporation
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   333-129478               43-1964014
    --------------------             ----------           --------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      Of Incorporation)             File Number)          Identification No.)



   3250 Briarpark, Suite 400, Houston, Texas                     77042
   -----------------------------------------                  --------
   (Address of Principal Executive Offices)                   (Zip Code)


         Registrant's telephone number, including area code: 800-991-5625

                                    No Change
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         Item 8.01.  Other Events

         McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-129478) in connection with various transactions. Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1,
Exhibit 8.1 and Exhibit 23.1.

         Item 9.01.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

           5.1 Opinion of McKee Nelson LLP as to legality (including consent of such firm).

           8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

           23.1   Consent of McKee Nelson LLP (included in Exhibit 5.1).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AEGIS ASSET BACKED SECURITIES CORPORATION



                                   By:  /s/ Pat Walden
                                       -------------------------
                                         Name:  Pat Walden
                                         Title: President




Dated:  October 30, 2006



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                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------


  5.1 Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

  23.1            Consent of McKee Nelson LLP (included in Exhibit 5.1).